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                                                                   EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 28, 1997, included in the Host Marriott Corporation Form 10-K for the year ended January 3, 1997, and to all references to our Firm included in this registration statement.

                                          Arthur Andersen LLP

Washington, DC

March 21, 1997